UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 2, 2020

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2100 Powell Street, Suite 900

Emeryville, CA 94608

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On April 2, 2020, Dynavax Technologies Corporation (the “Company”) issued a press release titled “Dynavax Provides Business Update on COVID-19 Pandemic Impact.” In the press release the Company disclosed its belief that it has already exceeded the HEPLISAV-B minimum product revenue covenant of $30 million for the annual measurement period ending June 30, 2020 in accordance with its Term Loan Agreement with CRG Servicing LLC.  This estimate is based in part on its review of preliminary unaudited financial results for the quarter ended March 31, 2020.

The preliminary results set forth above are unaudited, are based the management’s initial review of the Company’s operating results for the three-month period ended March 31, 2020 and are subject to revision based upon the quarter-end closing procedures and the completion of the financial statements for the three-month period ended March 31, 2020. Actual results may differ materially from these preliminary results as a result of the completion of quarter-end closing procedures, final adjustments and other developments arising between now and the time that our financial results are finalized, and such changes could be material. In addition, these preliminary unaudited results are not a comprehensive statement of the financial results for the quarter ended March 31, 2020, should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles, and are not necessarily indicative of the results for any future period.

The information with respect to the estimate for the quarter ended March 31, 2020 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01.    Other Events

On April 2, 2020, the Company issued a press release titled “Dynavax Provides Business Update on COVID-19 Pandemic Impact.” A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibit is furnished herewith:

99.1	Press release, dated April 2, 2020, titled “Dynavax Provides Business Update on COVID-19 Pandemic Impact”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: April 3, 2020	By:	/s/ MICHAEL OSTRACH
Michael Ostrach
Senior Vice President